Exhibit 10.1

Execution Copy

AMENDMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

THIS AMENDMENT TO FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”) dated as of March 28, 2008, is by and among GENESIS CRUDE OIL, L.P., a Delaware limited partnership (the “Borrower”), GENESIS ENERGY, L.P., a Delaware limited partnership (the “Parent”), FORTIS CAPITAL CORP., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and the undersigned Lenders.

R E C I T A L S

A.           (i)  The Borrower, the Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of November 15, 2006 (the “November 2006 Credit Agreement”), pursuant to which the lenders party thereto have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower and (ii) the Borrower, the guarantors signatory thereto and the Administrative Agent are parties to that certain Guarantee and Collateral Agreement dated as of November 15, 2006 (the “November 2006 Guarantee and Collateral Agreement”).

B.           In connection with the Davison Acquisition, the Borrower’s formation of a new Restricted Subsidiary, Genesis Alabama Pipeline, LLC, an Alabama limited liability company, and certain other matters, the Parent, the Borrower, the lenders and guarantors party thereto, the Administrative Agent and the other agents and parties referred to therein entered into that certain First Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of July 25, 2007 (the “First Amendment” and, the November 2006 Credit Agreement as amended by the First Amendment, the “Credit Agreement”).

C.           Pursuant to Section 2.18 of the First Amendment, the Administrative Agent and the Required Lenders waived compliance with the Section 5.10 Timing Requirements as they applied solely to the Genesis Alabama Real Property subject to, among other things, the agreement of the Borrower and the Parent that the Borrower and the Parent would fulfill all requirements of Section 5.10 in respect of the Genesis Alabama Real Property on or prior to the earliest of (A) the acquisition of substantially all of the Real Property necessary for the operation of the Genesis Alabama Pipeline Project, (B) the completion of the Genesis Alabama Pipeline Project, and (C) March 31, 2008 (such timing requirement, the “Genesis Alabama Real Property Compliance Timing Requirement”).

D.          The Borrower and the Parent have requested that the Lenders amend the Genesis Alabama Real Property Compliance Timing Requirement to extend the deadline for fulfillment of all of the Section 5.10 Timing Requirements in respect of the Genesis Alabama Real Property.

E.           The Lenders are willing to agree to the amendment being requested by the Borrower and the Parent, but only on the terms and subject to the conditions set forth in this Amendment.

F.           Each of the signatories hereto is a party to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

AGREEMENT

Section 1.               Defined Terms.  Each capitalized term which is defined in the First Amendment, but which is not defined in this Amendment, shall have the meaning ascribed such term in the First Amendment.  Unless otherwise indicated, all section references in this Amendment refer to sections of the First Amendment.

Section 2.               Amendments to First Amendment.

2.1          Amendment to Section 2.1(i).  The definition of “First Amendment” is hereby amended and restated in its entirety to read as follows:

“First Amendment” means the First Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of July 25, 2007 among the Borrower, the Parent, the Administrative Agent, the Lenders party thereto and the other agents and parties thereto, as amended by that certain Amendment to First Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of March 28, 2008 among the Borrower, the Parent, the Administrative Agent, the Lenders party thereto and the other agents and parties thereto.

2.2          Amendment to Section 2.18(a)(i)(C) (Consent and Waiver).  Section 2.18(a)(i)(C) of the First Amendment is hereby deleted and replaced in its entirety to read “June 30, 2008”.

Section 3.              Reaffirmation and Acknowledgement.  Each of the Parent and the Borrower reaffirm its obligation to comply in all respects with (a) the requirements of Section 2.18 to the First Amendment, subject to this Amendment, and acknowledge that this Amendment only amends the required timing of compliance and (b) all other requirements of the First Amendment and the documents or instruments referred to therein.

Section 4.              Conditions to Effectiveness.  This Amendment shall not become effective until the date on which the Borrower, the Parent and the Required Lenders have executed and delivered to the Administrative Agent this Amendment.

Section 5.              Miscellaneous.

5.1           Limitations.  The amendments set forth herein are limited precisely as written and shall not (i) be deemed to be an amendment or modification of any other term or condition of the Loan Documents or (ii) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Loan Documents or any of the other documents or instruments referred to therein.

5.2           Representations and Warranties.  Each of the Borrower and the Parent hereby represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects as if made on and as of the effective date hereof (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

5.3           Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.4           No Other Amendments; Confirmation.  The provisions of the First Amendment, as amended by this Amendment, and of each other Loan Document, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

5.5           Credit Document.  This Amendment and each agreement, instrument, certificate or document executed by the Borrower Parties or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to the other Loan Documents shall apply hereto and thereto.

5.6           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.7           NO ORAL AGREEMENT.  THIS AMENDMENT, THE FIRST AMENDMENT, THE NOVEMBER 2006 CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.8           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed and delivered to be effective as of the first date written above.

BORROWER:

GENESIS CRUDE OIL, L.P.

By:	GENESIS ENERGY, INC., its general partner

By:	/s/ Ross A. Benavides
Ross A. Benavides, Chief Financial Officer

PARENT:

GENESIS ENERGY, L.P.

By:	GENESIS ENERGY, INC., its general partner

By:	/s/ Ross A. Benavides
Ross A. Benavides, Chief Financial Officer

[SIGNATURE PAGE
TO
AMENDMENT
TO
 FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT]

LENDERS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

[SIGNATURE PAGE
TO
AMENDMENT
TO
 FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Hank Biedrzycki
Name:	Hank Biedrzycki
Title:	Director

BANK OF SCOTLAND

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Ian M. Plester
Name:	Ian M. Plester
Title:	Director

[SIGNATURE PAGE
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AMENDMENT
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 FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT]

COMERICA BANK

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Assistant Vice President

GUARANTY BANK

By:	/s/ Jim R. Hamilton
Name:	Jim R. Hamilton
Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

SUNTRUST BANK

By:	/s/ Carmen J. Malizia
Name:	Carmen J. Malizia
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Bill Robinson
Name:	Bill Robinson
Title:	Banking Officer-Energy Lending

[SIGNATURE PAGE
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AMENDMENT
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 FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT]

STERLING BANK

By:	/s/ David W. Phillips
Name:	David W. Phillips
Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Vice President

[SIGNATURE PAGE
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AMENDMENT
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 FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT]